Amendment to

JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (“Trust”), to its Multiple Class Plan (“Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended on September 16, 2013, April 28, 2014, September 15, 2014 and April 27, 2015 by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the following new fund, fund merger, fund name changes and removal of Class B for one fund (collectively, “Fund Changes”) have been approved by the Board of Trustees of the Trust:

New Fund

-	JNL/DoubleLine Shiller Enhanced CAPE Fund;

Fund Merger:

-	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund into the JNL/Mellon Capital S&P 400 MidCap Index Fund;

Fund Name Changes:

-	JNL/BlackRock Commodity Securities Strategy Fund to JNL/BlackRock Natural Resources Fund;
-	JNL/JPMorgan International Value Fund to JNL/Causeway International Value Select Fund;
-	JNL/Franklin Templeton Small Cap Value Fund to JNL Multi-Manager Small Cap Value Fund;
-	JNL/Eagle SmallCap Equity Fund to JNL Multi-Manager Small Cap Growth Fund; and
-	JNL/AllianceBernstein Dynamic Asset Allocation Fund to JNL/AB Dynamic Asset Allocation Fund.

Removal of Class B for the Following Fund:

-	JNL/S&P International 5 Fund

Whereas, pursuant to the approval of the Fund Changes, as outlined above, the Trust has agreed to amend the Plan to:

-	add the JNL/DoubleLine Shiller Enhanced CAPE Fund and its respective fees;
-	remove the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund and its respective fees;
-	update the fund names for the five funds, as outlined above; and
-	remove Class B for the JNL/S&P International 5 Fund.

Now Therefore, the Trust hereby amends the Plan as follows:

Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2015, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed as of this 17th day of August 2015, effective September 28, 2015.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule a
Dated September 28, 2015
Investment Portfolios

Fund	Class
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B
JNL/American Funds Global Bond Fund	Class A Class B
JNL/American Funds Global Small Capitalization Fund	Class A Class B
JNL/American Funds Growth-Income Fund	Class A Class B
JNL/American Funds International Fund	Class A Class B
JNL/American Funds New World Fund	Class A Class B
JNL Multi-Manager Alternative Fund	Class A
JNL Multi-Manager Small Cap Growth Fund	Class A Class B
JNL Multi-Manager Small Cap Value Fund	Class A Class B
JNL Institutional Alt 20 Fund	Class A
JNL Institutional Alt 35 Fund	Class A
JNL Institutional Alt 50 Fund	Class A
JNL Alt 65 Fund	Class A
JNL/American Funds Balanced Allocation Fund	Class A Class B
JNL/American Funds Growth Allocation Fund	Class A Class B
JNL/AB Dynamic Asset Allocation Fund	Class A Class B
JNL/AQR Managed Futures Strategy Fund	Class A Class B
JNL/BlackRock Natural Resources Fund	Class A Class B
JNL/BlackRock Global Allocation Fund	Class A Class B
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B
JNL/Boston Partners Global Long Short Equity Fund	Class A Class B
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class B
JNL/Capital Guardian Global Balanced Fund	Class A Class B
JNL/Capital Guardian Global Diversified Research Fund	Class A Class B

Fund	Class
JNL/Causeway International Value Select Fund	Class A Class B
JNL/DFA U.S. Core Equity Fund	Class A Class B
JNL/DoubleLine Shiller Enhanced CAPE Fund	Class A Class B
JNL/Eastspring Investments Asia ex-Japan Fund	Class A Class B
JNL/Eastspring Investments China-India Fund	Class A Class B
JNL/Franklin Templeton Founding Strategy Fund	Class A
JNL/Franklin Templeton Global Growth Fund	Class A Class B
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B
JNL/Franklin Templeton Income Fund	Class A Class B
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B
JNL/Goldman Sachs Mid Cap Value Fund	Class A Class B
JNL/Goldman Sachs U.S. Equity Flex Fund	Class A Class B
JNL/Harris Oakmark Global Equity Fund	Class A Class B
JNL/Invesco Global Real Estate Fund	Class A Class B
JNL/Invesco International Growth Fund	Class A Class B
JNL/Invesco Large Cap Growth Fund	Class A Class B
JNL/Invesco Mid Cap Value Fund	Class A Class B
JNL/Invesco Small Cap Growth Fund	Class A Class B
JNL/Ivy Asset Strategy Fund	Class A Class B
JNL/JPMorgan MidCap Growth Fund	Class A Class B
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B
JNL/Lazard Emerging Markets Fund	Class A Class B
JNL/Mellon Capital 10 x 10 Fund	Class A

Fund	Class
JNL/Mellon Capital Index 5 Fund	Class A
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B
JNL/Mellon Capital European 30 Fund	Class A Class B
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B
JNL/Mellon Capital Small Cap Index Fund	Class A Class B
JNL/Mellon Capital International Index Fund	Class A Class B
JNL/Mellon Capital Bond Index Fund	Class A Class B
JNL/Mellon Capital Utilities Sector Fund	Class A Class B
JNL/MMRS Conservative Fund	Class A
JNL/MMRS Growth Fund	Class A
JNL/MMRS Moderate Fund	Class A
JNL/Morgan Stanley Mid Cap Growth Fund	Class A Class B
JNL/Neuberger Berman Strategic Income Fund	Class A Class B
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class B
JNL/Oppenheimer Global Growth Fund	Class A Class B
JNL/PIMCO Real Return Fund	Class A Class B
JNL/PIMCO Total Return Bond Fund	Class A Class B
JNL/PPM America Floating Rate Income Fund	Class A Class B
JNL/PPM America High Yield Bond Fund	Class A Class B
JNL/PPM America Mid Cap Value Fund	Class A Class B
JNL/PPM America Small Cap Value Fund	Class A Class B
JNL/PPM America Value Equity Fund	Class A Class B
JNL/Red Rocks Listed Private Equity Fund	Class A Class B

Fund	Class
JNL/Scout Unconstrained Bond Fund	Class A Class B
JNL/T. Rowe Price Established Growth Fund	Class A Class B
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B
JNL/T. Rowe Price Value Fund	Class A Class B
JNL/Westchester Capital Event Driven Fund	Class A Class B
JNL/WMC Balanced Fund	Class A Class B
JNL/WMC Money Market Fund	Class A Class B
JNL/WMC Value Fund	Class A Class B
JNL/S&P Competitive Advantage Fund	Class A Class B
JNL/S&P Dividend Income & Growth Fund	Class A Class B
JNL/S&P Intrinsic Value Fund	Class A Class B
JNL/S&P Total Yield Fund	Class A Class B
JNL/S&P Mid 3 Fund	Class A Class B
JNL/S&P International 5 Fund	Class A
JNL/S&P 4 Fund	Class A
JNL/S&P Managed Conservative Fund	Class A
JNL/S&P Managed Moderate Fund	Class A
JNL/S&P Managed Moderate Growth Fund	Class A
JNL/S&P Managed Growth Fund	Class A
JNL/S&P Managed Aggressive Growth Fund	Class A
JNL Disciplined Moderate Fund	Class A
JNL Disciplined Moderate Growth Fund	Class A
JNL Disciplined Growth Fund	Class A